UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report            Date of earliest event reported
          March 25, 2002                     March 1, 2002




                          HomeSide International, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-12655                 59-3387041
          --------                       -------                 ----------
(state or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)




                   7301 Baymeadows Way, Jacksonville, FL 32256
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (904) 281-3000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On March 1, 2002, HomeSide International, Inc. (the "Company") changed its name to SR Investment, Inc.



Exhibits.

The following exhibits are filed herewith or incorporated by reference to a prior filing:

     3.2  Amendment to Certificate of Incorporation dated March 1, 2002.




                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HomeSide International, Inc.
                                          ----------------------------
                                          (Registrant)



Date: March 25, 2002                      By: /s/ Joseph J. Whiteside
                                              ------------------------
                                                  Joseph J. Whiteside
                                                  Chief Executive Officer
























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